CONTRACT FOR PURCHASE AND SALE
                         ------------------------------


     THIS CONTRACT FOR PURCHASE AND SALE (the "Contract"), made as of this _____ day of June 2002, by and between FAMILY STEAK HOUSES OF FLORIDA, INC., a Florida corporation, whose address is 2113 Florida Boulevard, Neptune Beach, Florida 32266 (the "Seller"), AFTER OURS, LTD., a Florida limited partnership, whose address is 500 Noah Lane, Key West, Florida 33040 (the "Purchaser"), and HUGHES & LANE PROFESSIONAL ASSOCIATION, attorneys, whose address is 4190 Belfort Road, Suite 351, Jacksonville, Florida, 32216 (the "Escrow Agent").

                              W I T N E S S E T H :

     That, for and in consideration of the mutual covenants and agreements herein set forth, the Seller agrees to sell to Purchaser and Purchaser agrees to buy from Seller the improved real property located at the southwest corner of the intersection of Fowler Avenue and 52nd Street in Tampa, Hillsborough County, Florida, more particularly described in EXHIBIT "A" annexed hereto (the "Property") on the terms and subject to the covenants and conditions set forth below.

                     1. PURCHASE PRICE AND METHOD OF PAYMENT
                        ------------------------------------

     The total purchase price for the Property is $3,000,000.00, payable as follows:

     (a) $50,000.00 paid to Escrow Agent within two days of the execution hereof as a deposit (the "Deposit").

     (b) The balance of $2,950,000.00 payable in cash at closing, subject to the adjustments and prorations set forth herein below.

                                  2. CONVEYANCE
                                     ----------

     (a) Seller agrees to convey the Property to Purchaser by special warranty deed, subject to the following matters:

          (i) Taxes and assessments for the year of closing and subsequent years;

          (ii) Matters set forth on the title report to be provided  pursuant to
               Section 3 herein below; and

          (iii)Seller's right to occupy and use the Property pursuant to the lease described in paragraph 7 herein below.

     (b) Revenue stamps required on the deed, the broker's commissions described in paragraph 15 herein below, the title insurance search fee and premium and the survey will be paid by Seller. The cost of recording the deed, expense of delivering the funds due at closing, and the costs associated with the Purchaser's financing (if any) shall be paid by Purchaser. Each party shall pay its own attorney's fees.

     (c)  In addition to the special  warranty  deed,  at closing  Seller  shall
          deliver  the  following  additional   documents,   duly  executed,  to
          Purchaser: (i) an assignment assigning and conveying to Purchaser all of Seller's right, title and interest in all transferable permits, approvals, conditional use permits or approvals, variances, guaranties and warranties relating to the Property; (ii) assignment of any parking agreements or easements relating to the Property; (iii) affidavits as commonly used in Hillsborough County, Florida to the effect that Seller has not, except for the lease with Seller to be entered into at closing, granted any rights to any persons to possession of the Property, that all fees and assessments and all bills for all labor, services and materials, incurred by Seller that affect the Property have been fully paid for so that there cannot exist any lien upon the Property as a result thereof. The affidavit shall be in such form as will enable a title insurance company to eliminate its standard printed form exception for rights of parties in possession (except for Seller as tenants) and unfiled construction and other liens incurred by Seller and to be able to insure the "gap";
          (iv) pursuant to Section 1445 of the Tax Reform Act of 1984, a non-foreign person affidavit; (v) such other items and instruments as the title insurance company may reasonably require; (vi) a closing statement (both Seller and Purchaser to execute).

                              3. EVIDENCE OF TITLE
                                 -----------------

     Within twenty (20) days from the date upon which the latter of the Seller and Purchaser has executed this Contract (the "Effective Date"), Purchaser shall obtain, at Seller's expense and deliver to the Purchaser, a commitment for title insurance issued by Attorneys Title Insurance Fund, Inc. through its agent, Wickman & Wyckoff, P.A., 4909 Manatee Ave. W., Bradenton, FL 34209, agreeing to insure the fee-simple title to the Property in the Purchaser upon recording of the deed from the Seller for the full amount of the purchase price under an ALTA owner's policy. The Purchaser shall, prior to the expiration of the Inspection Period hereunder, notify the Seller of any matters of title which it finds objectionable. Seller shall have ten (10) days' time in which to cure such objections to title, but shall not be obligated to spend any money or file suit to do so. In the event Purchaser does not give notice of defects of title prior to the expiration of the Inspection Period, then title shall be considered acceptable. If Seller elects in its sole discretion not to cure or is unable to cure the defects during said ten (10) day curative period, then Purchaser shall have five (5) days after the expiration of the curative period within which to elect whether or not it will complete the purchase and accept title subject to title defects, or whether it will elect to terminate this Contract.

If Purchaser elects to terminate this Contract pursuant to this section, Escrow Agent will forthwith return the Deposit to Purchaser, and all rights and obligations of the parties hereunder shall thereupon terminate.

                         4. SURVEY AND OTHER INFORMATION
                            ----------------------------

     Seller shall obtain and deliver to the Purchaser with the title commitment a current ALTA survey of the Property (the "Survey"). If the Purchaser makes written objection to any matters shown thereon within ten (10) days following receipt thereof, such matters shall be treated as a title objections pursuant to the provisions of paragraph 3 above. In addition, within five (5) business days following the Effective Date Seller shall also deliver to the Purchaser copies of any other documentary information which it has in its possession concerning the Property, including but not limited to a site plan, existing title insurance policy, existing survey, copies of easements, parking agreements or other restrictions affecting the Property or running in favor of the Property, any notices received pertaining to building, zoning or environmental conditions; service, maintenance or other contracts affecting the Property, Phase I Environmental Assessment, engineering, mechanical and roof reports, and plans and specifications for the improvements located upon the Property (and such other documentation or information that Purchaser may reasonably request that is in the possession of Seller). Any of the aforedescribed documents delivered to the Purchaser pursuant to this paragraph are accurate to the best of the Seller's knowledge and belief, but without having made independent inquiry. Seller is unaware of any material omission or errors in any of said documents. Seller makes no representation or warranty concerning the existence of any of the aforedescribed documents, nor does it represent and warrant the accuracy or completeness of any documentary information concerning the Property which was prepared by a third party. By its receipt of the same, the Purchaser acknowledges that the accuracy and completeness of any third party study or report is not warranted by the Seller and Purchaser agrees to look only to such third party in the event of errors or omissions therein.

     Seller, at Seller's expense shall cause a Phase I Environmental Assessment ("Phase I") of the Property to be conducted and completed within thirty (30) days after the Effective Date. In the event that said Phase I report contains a recommendation that a Phase II Environmental Assessment ("Phase II") be conducted on the Property, then Seller shall cause a Phase II to be conducted on the Property. Seller, at Seller's expense, shall within five (5) days after receipt of the Phase II Report cause any remediation that is suggested in said report to be commenced, provided the cost of said remediation is not greater than Thirty Thousand Dollars ($30,000.00). Buyer agrees to extend the Closing Date for a period of up to sixty (60) days (or such longer period as may be reasonably necessary) to allow Seller to accomplish the remediation. If the estimated cost of remediation exceeds Thirty Thousand Dollars ($30,000.00), the Contract shall be automatically terminated. In addition, if the Seller commences remediation based upon an estimated cost of Thirty Thousand Dollars ($30,000.00) or less, and during the conduct of remediation the estimate is revised to exceed Thirty Thousand Dollars ($30,000.00), or if invoices for the remediation submitted to the Seller exceed Thirty Thousand Dollars ($30,000.00), then this Contract shall be automatically terminated. Should the Contract be terminated pursuant to this paragraph, Seller shall return Purchaser's Deposit to Purchaser and neither party shall have any further obligation or liability to the other under this

Contract. Notwithstanding anything in the Contract to the contrary, the Investigation Period shall be extended to the date that the Phase II Report, if required hereunder, confirms that the Property is free of contamination or the date Seller accomplishes, to Purchaser's satisfaction, any remediation suggested in the Phase II Report which the Seller is required to accomplish hereunder.

                   5. SELLER'S REPRESENTATIONS AND WARRANTIES
                      ---------------------------------------

     Seller represents, warrants and covenants to Purchaser as of the date of this Contract through his authorized agents, and as of the closing as follows:

     (a) Seller has full power and authority to enter into and carry out the agreements continued in, and transactions contemplated by, this Contract. The persons signing this Contract and any documents and instruments in connection herewith on behalf of Seller have full power and authority to do so. This Contract has been duly authorized and executed by Seller, and upon delivery to and execution by Purchaser shall be a valid and binding agreement of Seller.

     (b) The execution, delivery and performance by Seller of this Contract and such other instruments and documents to be executed and delivered in connection herewith by Seller do not, and shall not, result in any violation of, or conflict with, or constitute a default under, (i) any provisions of any agreement of Seller or any mortgage, deed of trust, indenture, lease, security agreement, or other instrument, covenant, obligation or agreement to which Seller or the Property is subject, or
          (ii) any applicable statute or regulation, or any administrative or a court order or decree.

     (c) There are no attachments, assignments for the benefit of creditors, receiverships, conservatorship or voluntary or involuntary proceedings in bankruptcy or any other debtor relief actions contemplated by Seller or filed by Seller, to Seller's actual knowledge, pending in any current judicial or administrative proceedings against Seller.

     (d) To the best of Seller's knowledge and belief there are no existing or threatened eminent domain or condemnation actions relating to the Property or any part thereof nor any action, suit, arbitration or other legal proceeding pending against or affecting the Property or any portion thereof.

     (e) To the best of Seller's knowledge and belief, no "Hazardous Substances" (as herein defined) are located on or under the Property in violation of any applicable laws or governmental rules or regulations, nor are any Hazardous Substances located on or under the Property in compliance with applicable laws or governmental rules or regulations which are required to be removed or remediated in order to develop the Property. For purposes of this paragraph 11, the term "Hazardous Materials" includes (i) any hazardous or toxic substance, material or waste which is or becomes designated, regulated or classified as hazardous or toxic under any applicable federal, state or local laws or regulations, (ii) any other substance, material or waste which results in liability to any person or entity from exposure to such substance, material or waste under any statutory or common law theory, (iii) petroleum, oil or gas or any direct or derivative product or by-product thereof, (iv) asbestos, (v) Polychlorinated biphenyls, (vi) flammable explosives and (vii) radioactive materials. To the best of Seller's knowledge and belief, Seller has received no notice of any violations of any local, state or federal statutes or laws governing the regulation, treatment, storage, disposal or clean-up of Hazardous Material relating to the Property.

     (f) To the best of Seller's knowledge and belief, no endangered or protected habitat, flora or fauna exist on nor are in the Property, nor is the Premises located in a designated wetlands area.

     (g) Seller has the financial capability to comply with its obligations under this Contract and the Lease to be executed at closing.

     (h) Seller covenants that Seller shall not take any actions which result in additional encumbrances being imposed against the Property after the date of this Contract and prior to the closing, except as otherwise contemplated by this Contract.

     (i) There are no outstanding contracts made by Seller for any improvements to the Property which have not been fully paid for, and Seller shall cause to be discharged any and all construction liens or materialmen's liens arising from work from which Seller has contracted.

     (j) Seller will, on the Closing Date, be the owner of and have title in fee simple to the Property, and shall know of no possessory or other rights affecting the Property other than those revealed in the title commitment referred to in the Contract and not objected to by Purchaser.

     (k) Seller is not a party to any litigation and is not aware of any threatened litigation or claims against it. No material claim has been made or asserted against Seller and there are no proceedings affecting it that are pending or, to its knowledge, threatened before any federal, state or municipal body or agency. There is no outstanding judgment, decree, or order against Seller which affects Seller in any way.

     (l) All federal, state and local taxes that Seller must pay or that have been assessed against it or as to which, to its knowledge, a claim has been made or threatened have been paid or provided for. Seller has filed with the appropriate governmental agencies all required tax returns and tax reports. There is no pending tax claim or dispute on taxes which might result in a lien against the Property.

     (m) The material truth and accuracy of the foregoing representations and warranties shall be a condition to Purchaser's obligations hereunder. Prior to closing, Seller shall notify Purchaser of any facts or circumstances which are contrary to the foregoing representations and warranties. All the representations, warranties, covenants, agreements and indemnities of Seller set forth herein and else where in this Contract shall be true upon the execution of this Contract, and shall be deemed to be repeated at and as of the closing and shall survive the closing hereunder for a period of one (1) year. Additionally, all indemnities by Seller to Purchaser as set forth in this Contract shall survive the termination of this Contract.

PURCHASER ACKNOWLEDGES AND AGREES THAT SELLER HAS NOT AND DOES NOT MAKE ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS, OR GUARANTIES OF ANY KIND OR CHARACTER WHATSOEVER, EXPRESS OR IMPLIED, ORAL OR WRITTEN, PAST, PRESENT, OR FUTURE, OF, AS TO, CONCERNING, OR WITH RESPECT TO THE PROPERTY AND ITS CONDITION, OTHER THAN THOSE SET FORTH ABOVE.

                              6. INSPECTION PERIOD
                                 -----------------

     Purchaser shall have forty-five (45) days from and after the Effective Date (the "Inspection Period") within which to inspect the Property, make soil and other environmental tests thereon and make other such investigations of the Property as it deems necessary. In making such inspections and investigations, Purchaser shall not interfere with the operations of Seller at the Property and shall indemnify and hold Seller harmless from damage to person or property caused by or arising from such inspections and/or investigations, such indemnity to include attorneys' fees at all trial and appellate levels. At or prior to the end of the Inspection Period, Purchaser shall notify Seller in writing as to whether it, in its sole discretion, desires to go forward under this Contract. Should Purchaser give notice that it has elected to purchase the Property, the Deposit shall become non-refundable except in the event of default by the Seller and the parties shall proceed to closing as provided herein. Should Purchaser fail to furnish notification within the time specified, Purchaser shall be deemed to have accepted the Property, the Deposit shall become non-refundable except in the event of default by the Seller and the parties shall proceed to closing as provided herein. Should Purchaser give notice at or prior to the expiration of the Inspection Period that it has elected not to purchase the Property, the Deposit shall be returned to the Purchaser, this Contract shall terminate and be of no further force and effect, and the parties hereto shall be relieved of any further obligation hereunder.

                               7. LEASE TO SELLER
                                  ---------------

     In consideration of Seller's agreement to sell and Purchaser's agreement to purchase the Property, the Purchaser agrees to lease the Property to Seller at closing upon the terms and conditions set forth in the lease attached hereto as EXHIBIT "B" (the "Lease"). Execution and delivery of the Lease by the Purchaser and Seller is a condition precedent to the Seller's and Purchaser's respective obligations to close this transaction.

                                   8. NOTICES
                                      -------

     Any notices required or permitted under this Contract shall be deemed delivered when mailed, postage prepaid by registered or certified mail, return receipt requested, or deposited with a reputable overnight courier service such as Federal Express, addressed to the respective parties at their addresses set forth in the heading of this agreement.

                                   9. CLOSING
                                      -------

     The closing shall take place at the offices of Wickman & Wyckoff, P.A., Bradenton, Florida, Florida or, if the parties agree, by mail, on any day selected by the Purchaser which falls within either of the following two time periods: July 11 to July 13, 2002, inclusive, or August 11 to August 13, 2002, inclusive. Purchaser shall notify the Seller in writing of its election of the Closing Date more than three (3) business days prior to said date. At closing, real estate taxes, rents, expenses and other proratable items will be prorated as of the date of closing, and possession of the Property will be delivered to Purchaser at closing. If the current year's tax assessment or millage is not available at the time of closing, prorations shall be based upon taxes for the preceding tax year. Taxes will be prorated taking into account the November discount. At Closing, Seller shall deliver to Purchaser the following original documents:

     (a) A special warranty deed to the Property, subject only to those exceptions approved in writing or waived by Purchaser;

     (b) An assignment to Purchaser of all assignable permits, licenses, and certificates held by Seller and relating to the Property;

     (c) A certificate of non-foreign status satisfying Section 1445 of the Internal Revenue Code executed by Seller;

     (d) A certificate executed by Seller re-certifying to the Purchaser as of the Closing Date all of the representations and warranties contained in paragraph 5 of this Contract; and

     (e) A seller's affidavit sufficient to remove all of the standard exceptions from the title insurance policy to be issued after Closing.

     (f) Such other documents, agreements, and affidavits as may reasonably be requested by the title insurance company or Purchaser's counsel.

                            10. DEFAULT BY PURCHASER
                                --------------------

     If Purchaser breaches this Contract through no fault of Seller, Seller shall have the right to the Deposit made with Escrow Agent, and Escrow Agent shall pay over same to Seller. The moneys thus received shall be accepted by Seller as consideration for the execution of this Contract and in full settlement of any claims for damages (it being recognized by the parties that the amount of actual damages suffered by Seller for holding the Property off the market are impossible to determine and the amount of the deposits represent a good faith effort on the part of the parties to estimate such damages) and thereupon the parties hereto shall be relieved of all further obligations hereunder. Notwithstanding the foregoing, Purchaser's indemnities contained in Section 6 hereof shall survive a termination and are not subject to the limitations of this section and Seller's rights under such indemnities shall not be limited to the Deposit.

                              11. DEFAULT BY SELLER
                                  -----------------

     If Seller fails to perform any of the covenants of this Contract, Purchaser shall have the option to (a) require the return of the Deposit to Purchaser on demand, or (b) to enforce this Contract by suit for specific performance of Seller's obligations hereunder. Seller shall have no other liability hereunder.

              12. PROVISIONS NOT TO SURVIVE CLOSING/INDEMNIFCATION
                  ------------------------------------------------

     Other than the Lease to be executed by the parties at closing, Purchaser's indemnity set forth in paragraph 6 hereof, all indemnities by Seller to Purchaser as set forth in this Contract, and Seller's warranties set forth in paragraph 5 hereof, the provisions of this Contract shall merge into the deed, and no provisions shall survive the closing of this sales transaction. Notwithstanding the foregoing, Seller hereby indemnifies and agrees to hold Purchaser harmless from all liability, loss or damage of any nature, including attorney's fees and expenses incurred (i) as a result of the breach of this Agreement by Seller and/or the failure of any warranty or representation of Seller contained in this Agreement, and (ii) arising out of or relating to the Property up to and including the closing date.

                                13. PERSONS BOUND
                                    -------------

     This Contract shall be binding upon and inure to the benefit of the parties and their respective heirs, personal representatives, successors and assigns.

                                 14. ASSIGNMENT
                                     ----------

     Purchaser shall not have the right to assign its rights under this Contract prior to closing without Seller's consent. However, Purchaser may assign its rights hereunder without the Seller's consent to any entity owned or controlled by Fred Wickman, or Purchaser's qualified intermediary, Iowa State Bank.

                                  15. BROKERAGE
                                      ---------

     The parties represent to each other that they have not dealt with any real estate broker or agent in connection with this transaction other than Florida Growth Realty, Inc. representing the Seller to whom a total commission of four percent (4%) of the Purchaser Price shall be paid by Seller, if and only if the transaction closes but not otherwise. Each party shall indemnify and hold the other harmless from any other claim or demand made by a broker or agent with respect to this transaction because of acts or omissions of such party.

                                16. ESCROW AGENT
                                    ------------

     Escrow Agent shall hold the Deposit in escrow in an interest bearing account and disburse it in accordance with the terms and conditions of this Contract. All interest earned on the Deposit shall belong to the Purchaser except in the event of a default entitling the Seller to the Deposit, in which event the interest accrued thereon shall belong to the Seller. In the event it is in doubt as to its duties or liabilities under this Contract, the Escrow Agent may, in its sole discretion, continue to hold the Deposit until the parties mutually agree as to the disbursement thereof, or until the rights of the parties are determined in accordance with the Contract, or it may deliver the Deposit then held pursuant to this Contract to the Clerk of the Circuit Court of Hillsborough County, Florida, and upon notifying all parties concerned of such delivery, all liability on the part of the Escrow Agent shall fully cease and terminate, except to the extent of accounting for any monies theretofore delivered out of escrow. In the event of any dispute between Purchaser and Seller wherein the Escrow Agent is made a party or if Escrow Agent interpleads the subject matter of this escrow, the Escrow Agent shall be entitled to recover its attorneys' fees and costs incurred, said fees and costs to be charged and assessed against the non-prevailing party in any such dispute. All parties agree that the Escrow Agent shall not be liable to any party or person whomsoever for misdelivery to Purchaser or Seller of the Deposit, unless such misdelivery shall be due to willful breach of this Contract or gross negligence on the part of the Escrow Agent. Both Purchaser and Seller, jointly and severally, agree to indemnify and hold Escrow Agent harmless from all expenses, costs and damages incurred by Escrow Agent in connection with or as a result of its acting as Escrow Agent herein but excepting only such costs, expenses and damages as result from the willful breach or gross negligence of Escrow Agent. Both parties recognize and acknowledge that Escrow Agent has agreed to serve as Escrow Agent only as a convenience to both parties.

                           17. RADON GAS NOTIFICATION
                               ----------------------

     Florida law requires that the following notice be given: Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceeds federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

                           18. FACSIMILE TRANSMISSION
                               ----------------------

     The parties agree that this Contract may be transmitted between them by facsimile machine. The parties intend that faxed signatures constitute original signatures and that a faxed agreement containing the signatures (original or faxed) of all the parties is binding on the parties.

                              19. ATTORNEY'S FEES
                                  ---------------

     In connection with any litigation arising out of this Contract, the prevailing party shall be entitled to recover reasonable attorney's fees and costs including fees and costs on appeal.

                              20. TAX-FREE EXCHANGE
                                  -----------------

     Seller acknowledges that the Purchaser may conduct a tax-free exchange in connection with the purchase of the Property pursuant to Section 1031 of the Internal Revenue Code. Seller agrees to cooperate fully with all reasonable requests made by the Purchaser in connection therewith, including but not limited to the execution of any and all documents necessary to effectuate said exchange, so long as the Seller is not required to expend any funds or assume any additional liabilities in connection therewith and such tax free exchange shall not result in any material delay of the closing of the transaction contemplated hereby. Further, Purchaser hereby agrees to defend, indemnify and hold harmless the Seller from and against any and all claims, suits, actions, losses and damages whatsoever suffered by the Seller as a result of Purchaser's tax-free exchange. This indemnification obligation shall survive the Closing.

                                21. MISCELLANEOUS
                                    -------------

     (a)  COUNTERPARTS.   This   Contract   may  be  executed  in  two  or  more
          counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

     (b) CAPTIONS. The captions in this Contract are inserted for convenience of reference and in no way define, describe or limit the scope or intent of this Contract or any of the provisions hereof.

     (c) ENTIRE AGREEMENT; MODIFICATIONS. This Contract contains the entire agreement between the parties relating to the transaction contemplated hereby, and all prior or contemporaneous agreements, understandings, representations or statements, oral or written, are superseded hereby. No waiver, modification, amendment, discharge or change of this Contract shall be valid unless the same is in writing and signed by the party against which the enforcement of such modification, waiver, amendment, discharge or change is sought.

     (d) PARTIAL INVALIDITY. Any provision of this Contract which is unenforceable or invalid or the inclusion of which would affect the validity, legality or enforcement of this Contract shall be of no effect, but all the remaining provisions of this Contract shall remain in full force and effect.

     (e) NO THIRD-PARTY RIGHTS. Nothing in this Contract, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns, any rights or remedies under or by reason of this Contract.

     (f) FURTHER ASSURANCE. Both Seller and Purchaser agree that they will without further consideration execution and deliver such other documents and take such other action, whether prior or subsequent to Closing, as may be reasonably requested by the other party to consummate more effectively the transactions contemplated hereby.

     (g) CONSTRUCTION. The parties acknowledge that they and their counsel have reviewed and revised this Contract and that the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Contract or any exhibits or amendments hereto.

     (h) CALCULATION OF TIME PERIODS. Unless otherwise specified, in computing any period of time described in this Contract, the day of the act or event after which the designation period of time begins to run is not to be included and the last day of the period so computed is to be included, unless such last day is a Saturday, Sunday or legal holiday under the laws of the State of Florida, in which event the period shall run until the end of the next day which is neither a Saturday, Sunday or legal holiday. The final day of such period shall be deemed to end at 5:00 p.m., Eastern Standard Time.

     IN WITNESS WHEREOF, the parties hereto have executed this Contract for Purchase and Sale as of the day and year first above written.

Signed, sealed and delivered in the     FAMILY STEAK HOUSES OF FLORIDA, INC.
presence of:

_____________________________________   By: _________________________________
Witness
_____________________________________   Name: _______________________________
Name (please print)                                   (please print)
_____________________________________   Its: ________________________________
Witness
                                                        "SELLER"
_____________________________________
Name (please print)                     Signed by Seller on ______________, 2002

Signed, sealed and delivered in the     AFTER OURS, LTD., a Texas limited
presence of:                            partnership

_____________________________________   By:  After Ours Irrevocable Trust u/a/d
Witness                                 April 8, 1997, General Partner
_____________________________________
Name (please print)                     By: _________________________________
_____________________________________                    FRED WICKMAN, TRUSTEE
Witness

_____________________________________
Name (please print)                                   "PURCHASER"

                                        Signed by Purchaser on June ____, 2002

Signed, sealed and delivered in the     HUGHES & LANE PROFESSIONAL ASSOCIATION
presence of:

_____________________________________
Witness                                 By: _________________________________
_____________________________________             Edward W. Lane, III
Name (please print)                                   Its President
_____________________________________
Witness                                              "ESCROW AGENT"

_____________________________________
Name (please print)


             If payment is made by check it is subject to clearance

                                   EXHIBIT "A"

                               (LEGAL DESCRIPTION)
                        TO BE ATTACHED PRIOR TO EXECUTION
                        ---------------------------------

                                   EXHIBIT "B"

                                  (THE "LEASE")